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                                                                   EXHIBIT 10.57

                             WESTPOINT STEVENS INC.
                             STOCK AWARD AGREEMENT


     This Stock Award Agreement (the "Agreement") is entered into as of the 18th day of November, 1999, by and between WESTPOINT STEVENS INC. (the "Company") and HOLCOMBE T. GREEN, JR. ("Employee").

                              W I T N E S S E T H
                              ___________________

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has granted to Employee an award of stock, subject to the terms and conditions set forth herein, to encourage his continued loyalty and diligence (the "Award"); and

     WHEREAS, to further the interests of the Company and Employee, the parties hereto have set forth the terms of such award in writing in the Agreement;

     NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.  STOCK AWARD.

             (a) GENERAL. Subject to the restrictions and other conditions set forth herein, the Company hereby grants to Employee an award of 500,000 shares of common stock of the Company. Such shares are hereinafter referred to as the "Shares."

             (b) BACKGROUND. The Shares were awarded to Employee on October 27,
                 1999.

         2.  TERMINATION OF EMPLOYMENT.

             (a) GENERAL. If Employee's employment with the Company and all of its subsidiaries terminates for any reason other than death or Total and Permanent Disability prior to the earlier of (i) October 27, 2004 or (ii) a Change in Control of the Company, then Employee shall forfeit all rights in, and shall be obligated to return to the Company, the number of Shares set forth below:

                 Termination prior to:                Shares to be Returned
                 ---------------------                ---------------------
                 October 27, 2000                            500,000
                 October 27, 2001                            400,000
                 October 27, 2002                            300,000
                 October 27, 2003                            200,000
                 October 27, 2004                            100,000
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         For purposes of this Section 2, (i) "Total and Permanent Disability"
shall have the meaning set forth in the Retirement Savings Value Plan for Employees of WestPoint Stevens Inc., provided that the determination of whether Employee has become Totally and Permanently Disabled shall be made solely by the Committee, and (ii) "Change in Control" shall have the meaning set forth in that certain Employment Agreement between West Point-Pepperell, Inc. and Employee dated March 8, 1993.

             (b) RETURN OF SHARES. The Company shall not be obligated to make any payment to Employee in respect of any Shares required to be returned to the Company pursuant to this Section 2. In the event Employee has sold, transferred or otherwise disposed of any Shares required to be returned to the Company under this Section 2, Employee shall deliver other shares of common stock of the Company in lieu thereof. The number of Shares required to be returned to the Company shall be adjusted to reflect any stock split, stock dividend or similar event affecting the common stock of the Company.

         3.  DELIVERY OF STOCK CERTIFICATE.

             The Company shall deliver a stock certificate representing the Shares in the name of Employee within a reasonable time after this Agreement has been executed by Employee.

         4.  AGREEMENT OF EMPLOYEE.

             Employee acknowledges that certain restrictions under state or federal securities laws may apply with respect to the Shares granted to him pursuant to the Award. Specifically, Employee acknowledges that (i) the Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933 (the "Securities Act"), and may be resold only in compliance with Rule 144 (including the holding period thereunder) and (ii) to the extent Employee is an "affiliate" of the Company (as that term is defined by the Securities Act), the Shares are subject to certain additional trading restrictions under applicable securities laws (including Rule 144). Employee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain under such laws.

         5.  EXECUTION OF AGREEMENT.

             Employees shall execute this Agreement within 30 days after receipt of same, or the Agreement and the Award shall be null and void ab initio.

         6.  WITHHOLDING.

             Employee shall pay an amount equal to the amount of all applicable federal, state and local employment taxes which the Company is required to withhold at any time. Such payment may be made in cash, by withholding from Employees' normal pay, by the
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relinquishment of Shares subject to this Agreement, or by delivery of other shares of the Company's common stock.

         7.  MISCELLANEOUS.

           (a) LIMITATION OF RIGHTS. The granting of the Award and the execution of the Agreement shall not give Employee any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its subsidiaries or to interfere in any way with the right of the Company or any such Subsidiary to terminate Employee's employment or services at any time or the right of Employee to terminate his employment at any time.

           (b) STOCKHOLDER RIGHTS. During the period that any Shares remain subject to be returned to the Company under Section 2, Employee shall retain all rights of a stockholder of the Company with respect to such Shares, including the right to vote such Shares and the right to receive dividends paid in respect of such Shares.

           (c) SEVERABILITY. If any term, provision, covenant or restriction contained in the Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in the Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

           (d) CONTROLLING LAW. The Agreement is being made in Georgia and shall be construed and enforced in accordance with the laws of that state.

           (e) CONSTRUCTION. The Agreement contains the entire understanding between the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

           (f) AMENDMENT. Any amendment to this Agreement must be in writing and signed by both the Company and the Employee.

           (g) HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Agreement or any provision hereof.
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         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of day and year first set forth above.


                                             WESTPOINT STEVENS INC.

                                             By: /s/ CHRISTOPHER N. ZODROW
                                                 -------------------------------
                                             Title: Vice President and Secretary


                                              EMPLOYEE


                                              /s/ HOLCOMBE T. GREEN, JR.
                                              ----------------------------------
                                              HOLCOMBE T. GREEN, JR.